UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 14, 2010

Date of Report (date of earliest event reported)

1st CENTURY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Commission file number 333-148302

Delaware	26-1169687
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1875 Century Park East, Suite 1400, Los Angeles, California 90067
(Address of principal executive offices including zip code)

(310) 270-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On April 14, 2010, 1st Century Bancshares, Inc. (“Bancshares”), the holding company of 1st Century Bank, N.A., released its 2009 letter to stockholders (the “Annual Stockholders Letter”), which will be mailed to stockholders in conjunction with the mailing of Bancshares Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and the Notice, Proxy Statement and Proxy for Bancshares 2010 Annual Meeting of Stockholders.  A copy of the Annual Stockholders Letter is filed herewith as Exhibit 99.1.

The Annual Stockholders Letter filed as Exhibit 99.1 to this Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions. Such forward-looking statements may relate to Bancshares’ current expectations and are subject to the limitations and qualifications set forth in Bancshares’ other documents filed with the U.S. Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

Item 9.01

Financial Statements and Exhibits

(a)

Not applicable

(b)

Not applicable

(c)

Not applicable

(d)

Exhibits

Exhibit 99.1

2009 Annual Stockholders Letter

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CENTURY BANCSHARES, INC.

Dated: April 14, 2010
	By:	/s/ Jason P. DiNapoli.
Jason P. DiNapoli
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	2009 Annual Stockholders Letter